Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

David S. Boone, President and Chief Executive Officer of  American CareSource Holdings, Inc., (the “Company”) and Steven J. Armond, Chief Financial Officer of the Company, each certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2009	By:	/s/ David S. Boone
David S. Boone
President and Chief Executive Officer

By:	/s/ Steven J. Armond
Steven J. Armond
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to American CareSource Holdings, Inc. and will be retained by American CareSource Holdings, Inc. and furnished to the Securities and Exchange Commission upon request.